UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  May 16, 2003


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12680                 22-2115841
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 979-2955

Item 5.  Other Events.

         Doug McBurnie has resigned from the Board of Directors of Oryx Technology Corp., effective as of May 16, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2003                ORYX TECHNOLOGY CORP.
                                  (Registrant)


                                  By:  /s/ Philip J. Micciche
                                       ----------------------
                                       Philip J. Micciche
                                       Chief Executive Officer

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